                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                January 20, 1994
                Date of Report (Date of earliest event reported)



                         UNION PLANTERS CORPORATION
               (Exact name of registrant as specified in charter)



            TENNESSEE               0-6919             62-0859007
     ------------------------    -------------   --------------------
     (State of incorporation)    (Commission     (I.R.S. Employer
                                  File Number)    Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE  38018
                    ----------------------------------------
                    (Address of principal executive offices)



      Registrant's telephone number, including area code:  (901) 383-6000


                                  Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report).

ITEM 5. OTHER EVENTS

     On January 20, 1994, Union Planters Corporation (the Corporation) announced operating results for the fourth quarter of 1993 and for the year. Additionally, the Corporation announced an increase in the quarterly dividend on its outstanding Common Stock. A copy of the Corporation's press releases are attached as Exhibits 99 (a) and (b) and they are incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
        EXHIBITS

        C.  Exhibits

            99 (a) Union Planters Corporation Press Release
                   dated January 20, 1994 announcing results for the fourth quarter of 1993 and for the year.

            99 (b) Union Planters Corporation Press Release
                   dated January 20, 1994 announcing an
                   increase in the quarterly dividend on its outstanding Common Stock.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  Union Planters Corporation
                                               --------------------------------
                                                          Registrant



Date:    January 20, 1994                      /s/M. Kirk Walters
      ----------------------                   ---------------------------------
                                               M. Kirk Walters
                                               Senior Vice President, Treasurer,
                                               and Chief Accounting Officer





                                      -3-